Exhibit 10.1

AMENDMENT No. 6, dated as of January 1, 2004, to AMENDED AND RESTATED MANAGEMENT AGREEMENT, dated as of January 1, 1999, as amended by Amendment No. 1, dated as of January 1, 2000, Amendment No. 2, dated as of January 1, 2001, Amendment No. 3, dated as of June 27, 2001, Amendment No. 4, dated as of January 1, 2002 and Amendment No. 5, dated as of January 1, 2003 (as so amended, the "Agreement"), by and among G-I Holdings Inc., Merick Inc., International Specialty Products Inc. ("ISP"), International Specialty Holdings Inc. ("ISH"), ISP Investco LLC ("Investco"), ISP Synthetic Elastomers LP ("Elastomers"), GAF Broadcasting Company, Inc., Building Materials Corporation of America ("BMCA"), and ISP Management Company, Inc. (the "Company"), as assignee of ISP Chemco Inc. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

           WHEREAS, ISH and Elastomers desire to become members of the Overhead Group to utilize the Services provided by the Company under the Agreement, and the Company desires to provide ISH and Elastomers with such Services; and

           WHEREAS, in accordance with Section 7 of the Agreement, the parties desire to adjust the management fees payable to the Company under the Agreement in order to properly reflect the costs to the Company of providing services thereunder;

           NOW, THEREFORE, the parties hereby amend the Agreement as follows:

           1. Effective as of the date hereof, ISH and Elastomers shall each become a party to the Agreement and shall each constitute a member of the Overhead Group.

           2. The second sentence of the last paragraph of Section 2 of the Agreement is hereby amended, effective as of the date hereof, to read in its entirety as follows:

                     "It is understood and agreed by BMCA and the Company that
                     (a) computer services, corporate human resources, risk management and certain other administrative services, such as telephone, telecopy, telex and photocopy, shall not be within the scope of, or provided by the Company to BMCA under this Agreement and (b) to the extent that certain facilities services and utilities are furnished to BMCA pursuant to the sublease referred to in Section 3 of this Agreement, such services and utilities shall not be within the scope of, or provided by the Company to BMCA under, this Section 2."

           3. Section 3 of the Agreement is hereby amended, effective as of the date hereof, to read in its entirety as follows:

                     "In consideration of the Company providing Services hereunder, each of the parties listed below shall pay to the Company a management fee (the "Management Fee") at the following respective rates for the quarter ending March 31, 2004 and for each quarter thereafter for which this Agreement has been extended as provided in Section 1 of this Agreement: BMCA (on behalf of itself, its parent and its subsidiaries) - $951,000; ISP - $5,000; ISH - $20,000;
                     Elastomers - $244,982.10 and Investco (on behalf of itself and its subsidiaries) - $749,750. The Management Fee shall be payable monthly in arrears.

                     In addition to the Management Fee, a wholly owned subsidiary of BMCA shall pay to Company (as successor to both the overlandlord's and sublandlord's interests in the subject real property) rent payments pursuant to and in accordance with the terms of the Sublease (as amended) between such wholly owned subsidiary of BMCA and Company, the form of which is attached as Exhibit A hereto and made a part hereof.

                     In consideration of BMCA providing G-I Services hereunder, G-I Holdings Inc. (on behalf of itself and its subsidiaries other than BMCA and BMCA's subsidiaries) shall pay to BMCA a management fee (the "G-I Management Fee") at the rate of $200,250 for the quarter ended March 31, 2004 and for each quarter thereafter for which this Agreement has been extended as provided in Section 1 of this Agreement.
                     The G-I Management Fee shall be payable monthly in arrears."

           4. Exhibit A to the Agreement is hereby amended to substitute therefore Exhibit A to this Amendment.

           5. In all other respects, the Agreement as previously amended shall remain in full force and effect.

           6. This Amendment is subject to the approval of the Board of Directors of the Company.

           7. This Amendment may be executed in one or more counterparts, each of which shall be an original but all of which, taken together, shall constitute one and the same instrument. Failure by any one party to execute this Amendment shall not affect the rights and obligations of any other party signatory hereto.





                            [signature page follows]




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
           IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

G-I HOLDINGS INC.                                          GAF BROADCASTING COMPANY, INC.

By: /s/ Richard A. Weinberg                                By: /s/ Susan B. Yoss
    ------------------------------------------                 --------------------------------------------
Name:  Richard A. Weinberg                                 Name:   Susan B. Yoss
Title: President, Chief Executive Officer,                 Title:  Senior Vice President,
       General Counsel and Secretary                               Chief Financial Officer and Treasurer


MERICK INC.                                                BUILDING MATERIALS
                                                           CORPORATION OF AMERICA

By: /s/ Susan B. Yoss                                      By: /s/ John F. Rebele
    ------------------------------------------                 --------------------------------------------
Name:  Susan B. Yoss                                       Name:   John F. Rebele
Title: Senior Vice President,                              Title:  Senior Vice President and
       Chief Financial Officer and Treasurer                       Chief Financial Officer


INTERNATIONAL SPECIALTY                                    ISP MANAGEMENT COMPANY, INC.
PRODUCTS INC.

By: /s/ Neal E. Murphy                                     By: /s/ Neal E. Murphy
    ------------------------------------------                 --------------------------------------------
Name:  Neal E. Murphy                                      Name:   Neal E. Murphy
Title: Senior Vice President and                           Title:  Senior Vice President and
       Chief Financial Officer                                     Chief Financial Officer


ISP SYNTHETIC ELASTOMERS LP                                ISP INVESTCO LLC
By:  ISP Synthetic GP LLC,                                 By: International Specialty Holdings Inc.,
        its General Partner                                      its sole member

By: /s/ Neal E. Murphy                                     By: /s/ Susan B. Yoss
    ------------------------------------------                 --------------------------------------------
Name:  Neal E. Murphy                                      Name:   Susan B. Yoss
Title: Senior Vice President and                           Title:  Executive Vice President - Finance
       Chief Financial Officer                                     and Treasurer



                                       3

INTERNATIONAL SPECIALTY
HOLDINGS INC.


By: /s/ Neal E. Murphy
    ------------------------------------------
Name:  Neal E. Murphy
Title: Senior Vice President and
       Chief Financial Officer


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